UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2015 (November 10, 2015)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(720) 442-0052
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

From November 9-10, 2015, MassRoots, Inc. (the “Company”) raised $1,019,375 in gross proceeds through the sale of the Company’s securities in a registered best efforts offering pursuant to an effective registration statement (the “Offering”). Included in the offering were shares of the Company’s common stock, par value $0.001 (“Common Stock”), and warrants (each whole warrant, a “Warrant”), one whole Warrant entitling the holder to purchase one share of Common Stock at a price equal to $3 per share. The purchase price paid by the investors was $1.25 for one share of Common Stock together with one half Warrant. The Warrants are immediately exercisable and expire three years from the date of issuance. The shares of Common Stock and Warrants are immediately separable and will be issued separately. The Company closed the Offering on November 10, 2015.

A total of 815,500 shares of Common Stock and 407,750 Warrants were sold in the Offering and will be issued pursuant to the Prospectus, dated November 9, 2015 and filed with the Securities and Exchange Commission as of the same date.

The sale of the securities in this Offering was made pursuant to Subscription Agreements dated as of November 10, 2015 by and among the Company and the Investors, the form of which is attached as Exhibit 4.1. The form of Warrant is attached as Exhibit 4.2. The foregoing is only a brief description of the material terms of the Offering and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the form of Subscription Agreement and the form of Warrant, which are incorporated herein by reference.

Pursuant to Rule 135, this Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

Item 8.01 Other Events

On November 10, 2015, the Company issued a press release titled “MassRoots Closes $1 Million in Overnight Offering.” A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Subscription Agreement for the Offering (incorporated by reference to Exhibit 4.2 filed together with the Company’s Amendment No. 1 to the Registration Statement on Form S-1 on October 7, 2015)
4.2	Form of Warrant for the Offering (incorporated by reference to Exhibit 4.3 filed together with the Company’s Amendment No. 1 to the Registration Statement on Form S-1 on October 7, 2015)
99.1	Press Release dated November 10, 2015 entitled “MassRoots Closes $1 Million in Overnight Offering.”

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: November 10, 2015	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer